                                                                  Exhibit 10.7.1

     AMENDMENT TO INDENTURE OF LEASE (the "Amendment") made as of this 14th day of May, 1997, between Z EDISON LIMITED PARTNERSHIP, a New Jersey limited partnership, having an office at 60 East 56th Street, New York, New York 10022, hereinafter referred to as "Landlord" and THE NEW YORK TIMES NEWSPAPER DIVISION OF THE NEW YORK TIMES COMPANY, a New York corporation, with its principal office at 229 West 43rd Street, New York, New York 10036, hereinafter referred to as "Tenant."

                                      WITNESSETH

     WHEREAS:

     A. Landlord and Tenant entered into that certain Indenture of Lease dated April 8, 1987 (the "Lease") by which Landlord leased to Tenant and Tenant leased from Landlord certain property with improvements thereon commonly known as Lot 22-B-8, Block 795-D on the Edison Township Tax Map in the Township of Edison, County of Middlesex, State of New Jersey (the "Demised Premises"); and

     B. Crossroads Holding Corporation ("Crossroads"), an affiliate of Tenant which directly or indirectly is wholly owned by Tenant, has requested that Landlord grant it a license, inter alia, to construct, operate and maintain on the Demised Premises a clubhouse and a portion of the driving tees structure (the "Golf Center Improvements") at the locations designated on the site plan attached hereto as Exhibit A and hereby made a part hereof, to be used in conjunction with a golf center being constructed and to be operated by Crossroads or another wholly-owned affiliate of Tenant on property owned by Crossroads adjoining the Demised Premises and commonly known as Lot 22-B-9, Block 795-D on the Edison Township Tax Map (the "Golf Center Premises"); and

     C. Landlord is agreeable to granting a license to Crossroads for the Golf Center Improvements only on condition that, if requested by Landlord, Tenant agrees to demolish and remove or cause to be demolished and removed the Golf Center Improvements from the Demised Premises upon the expiration or other termination of the Lease. Upon request, Tenant is agreeable to so demolishing and removing the Golf Center Improvements and restoring the Golf Center Premises to substantially their condition and state of repair prior to construction of the Golf Center Improvements.

     NOW, THEREFORE, in consideration of the premises, the sum of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration in hand paid by each party to the other, the receipt of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. AMENDMENT OF SECTION 7.01.A. Section 7.01.A. is hereby amended by adding at the end of the first sentence thereof on the sixth line, the words ", except as provided in Section 7.02.C hereinafter set forth."

     2. ADDITION OF SECTION 7.02.C. A new section is hereby added to the Lease as Section 7.02.C. as follows:

               C. Upon the expiration or other termination of the term of this Lease, if requested by Landlord, Tenant shall remove all of Crossroad's (or those of such other wholly-owned affiliate of Tenant as may operate the Golf Center Premises) personal property, equipment and fixtures located in and on the Golf Center Improvements (the "Golf Center Personalty"), demolish and remove the Golf Center Improvements and restore that portion of the Demised Premises affected thereby to substantially their condition and state of repair prior to the construction of the Golf Center Improvements, said obligation to be enforceable by an action for specific performance. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

     3. RATIFICATION OF LEASE. The Lease, as amended by this Amendment, is in all respects ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively duly executed this Amendment as of the date first above written.

WITNESS:                                Z EDISON LIMITED PARTNERSHIP,
                                        a New Jersey limited partnership


/s/Linda R. Lebensold
------------------------                By:  Z Investment Corp., its
                                             general partner


                                        By: /s/JOHN ZIRINSKY
                                            -----------------------
                                             John Zirinsky
                                             President

                                        THE NEW YORK TIMES COMPANY



/s/Linda R. Lebensold                   By: /s/RHONDA L. BRAUER
------------------------                    ------------------------
                                             Rhonda L. Brauer
                                             Assistant Secretary

STATE OF NEW YORK   )
                    :   ss.:
COUNTY OF NEW YORK  )


     BE IT REMEMBERED that on May 14, 1997, before me, the subscriber, a Notary Public of the State of New York, personally appeared JOHN ZIRINSKY, the President of Z Investment Corp., the General Partner of Z EDISON LIMITED PARTNERSHIP, a New Jersey limited partnership, the Landlord in the within Lease, who signed this Amendment by authority of the board of directors of Z Investment Corp. as such General Partner, and he thereupon acknowledged that the execution of this Amendment has been duly authorized by the Limited Partnership and that this Amendment was signed and delivered by him on behalf of such General Partner, as and for act and deed of Z Investment Corp. and as and for the act and deed of the Limited Partnership.



                                        /s/ Shien Chiou
                                        -------------------------
                                        A Notary Public of the
                                        State of New York
[SEAL]                                  My Commission Expires



STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )


     BE IT REMEMBERED that on May 14, 1997, before me, the subscriber, a Notary Public of the State of New York, personally appeared Rhonda L. Brauer, who, I am satisfied, is the person who signed the within document as Assistant Secretary of THE NEW YORK TIMES COMPANY, a New York corporation, the Tenant in the within document, and he thereupon acknowledged that the said document made by the Corporation and sealed with its corporate seal and delivered by him as such officer and as the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.

                                        /s/ Shien Chiou
                                        -------------------------
                                        A Notary Public of the
                                        State of New York
[SEAL]                                  My Commission Expires